As filed with the Securities and Exchange Commission on March 27, 1998
                                                      Registration No. 333-_____

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 -------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                 URS CORPORATION
             (Exact name of registrant as specified in its charter)

                                 -------------

          Delaware                                    94-1381538
(State or other jurisdiction of          (I.R.S.  Employer  Identification  No.)
incorporation or organization)

                        100 California Street, Suite 500
                      San Francisco, California 94111-4529
                                 (415) 774-2700
               (Address, including zip code, and telephone number,
              including area code, of principal executive offices)


                                 URS Corporation
                          Employee Stock Purchase Plan
                            (Full title of the plan)


                                Kent P. Ainsworth
               Executive Vice President, Chief Financial Officer,
                   Principal Accounting Officer and Secretary
                                 URS Corporation
                        100 California Street, Suite 500
                      San Francisco, California 94111-4529
                                 (415) 774-2700
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                   Copies to:
                            Samuel M. Livermore, Esq.
                               Cooley Godward LLP
                         One Maritime Plaza, 20th Floor
                         San Francisco, California 94111


                                             CALCULATION OF REGISTRATION FEE
------------------------------------------------------------------------------------------------------------------------------------
                                                               Proposed maximum        Proposed maximum
      Title of each class of                                       offering               aggregate                Amount of
   securities to be registered    Amount to be registered    price per share (1)      offering price (1)       registration fee
------------------------------------------------------------------------------------------------------------------------------------
     Common Stock, par value           300,000 shares              $14.3125               $4,293,750               $1,266.66
          $.01 per share
------------------------------------------------------------------------------------------------------------------------------------
       Options to purchase             300,000 shares                N/A                     N/A                      N/A
           Common Stock
------------------------------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of determining the registration fee pursuant to Rule 457(c) and (h)(1). The above calculation is based on the average of the reported high and low prices of the Common Shares on the New York Stock Exchange on March 23, 1998.

                                     PART II

             INCORPORATION BY REFERENCE OF CONTENTS OF REGISTRATION
               STATEMENTS ON FORM S-8 NOS. 33-42192 AND 333-24067

        The contents of the Registration Statements on Form S-8 Nos. 33-42192 and 333-24067 filed with the Securities and Exchange Commission on August 13, 1991 and March 27, 1997, respectively, are incorporated by reference herein, with those changes set forth below.

Item 8.  Exhibits.

         Number     Exhibit

         5          Opinion of Cooley Godward LLP

         23.1       Consent of Coopers & Lybrand L.L.P.

         23.2       Consent of Cooley Godward LLP (included in Exhibit 5)

         24 Powers of Attorney of the Company's directors and officers (see Part II, page 5)

         99 Employee Stock Purchase Plan, as amended effective December 18, 1997(1)

---------------------
(1) Filed as Appendix B to the Company's definitive proxy statement for its 1998 Annual Meeting of Stockholders, filed with the Commission on February 17, 1998 and incorporated herein by reference.



                                      II-1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant, URS Corporation, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, State of California, on March 24, 1998.

                                        URS Corporation



                                        By /s/MARTIN M. KOFFEL
                                           -------------------------------------
                                            Martin M. Koffel
                                            Chairman of the Board,
                                            President and
                                            Chief Executive Officer



                                      II-2.

                                POWER OF ATTORNEY


         Each person whose signature appears below hereby appoints Martin M. Koffel and Kent P. Ainsworth, and each of them severally, acting alone and without the other, his true and lawful attorney-in-fact with authority to execute in the name of each such person, and to file with the Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, any and all amendments (including without limitation post-effective amendments) to this registration statement necessary or advisable to enable the registrant to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the registration statement as the aforesaid attorney-in-fact deems appropriate.


         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.


Signature                               Title                                   Date
---------                               -----                                   ----
/s/Martin M. Koffel                     Chairman of the Board, Chief            March 24, 1998
------------------------------          Executive Officer, President and
Martin M. Koffel                        Director (Principal Executive
                                        Officer)

/s/Kent P. Ainsworth                    Executive Vice President, Chief         March 24, 1998
------------------------------          Financial Officer, Principal
Kent P. Ainsworth                       Accounting Officer and Secretary

/s/Irwin L. Rosenstein                  Vice President and Director             March 24, 1998
------------------------------
Irwin L. Rosenstein

/s/Richard C. Blum                      Director                                March 24, 1998
------------------------------
Richard C. Blum

/s/Robert L. Costello                   Director                                March 24, 1998
------------------------------
Robert L. Costello

/s/Armen Der Marderosian                Director                                March 24, 1998
------------------------------
Armen Der Marderosian

/s/Adm. S. Robert Foley, Jr.            Director                                March 24, 1998
------------------------------
Adm. S. Robert Foley, Jr.

                                                       II-3.




Signature                               Title                                   Date
---------                               -----                                   ----
/s/Robert D. Glynn, Jr.                 Director                                March 24, 1998
------------------------------
Robert D. Glynn, Jr.

/s/Senator J. Bennett Johnston          Director                                March 24, 1998
------------------------------
Senator J. Bennett Johnston

/s/Richard B. Madden                    Director                                March 24, 1998
------------------------------
Richard B. Madden

/s/Jean-Yves Perez                      Director                                March 24, 1998
------------------------------
Jean-Yves Perez

/s/Richard Q. Praeger                   Director                                March 24, 1998
------------------------------
Richard Q. Praeger

/s/Frank S. Waller                      Director                                March 24, 1998
------------------------------
Frank S. Waller

/s/William D. Walsh                     Director                                March 24, 1998
------------------------------
William D. Walsh



                                                       II-4.

                                  EXHIBIT INDEX

                                                                    Sequential
Number            Exhibit                                            Page No.
------            -------                                            --------

5                 Opinion of Cooley Godward LLP                         8

23.1              Consent of Coopers & Lybrand L.L.P.                   9

23.2              Consent of Cooley Godward LLP
                   (included in Exhibit 5)

24                Powers of Attorney of the
                  Company's directors and officers
                  (see Part II, page 5)

99 Employee Stock Purchase Plan, as amended effective December 18, 1997 (1)

---------------------
(1) Filed as Appendix B to the Company's definitive proxy statement for its 1998 Annual Meeting of Stockholders, filed with the Commission on February 17, 1998 and incorporated herein by reference.



                                      II-5.